UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) January 5, 2014

PACER INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Commission file number 000-49828

Tennessee	62-0935669
(State or other jurisdiction of incorporation)	(I.R.S. employer identification no.)

6805 Perimeter Drive

Dublin, OH 43016

Telephone Number (614) 923-1400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

On January 5, 2014, Pacer International, Inc., a Tennessee corporation (“Pacer”), entered into a definitive agreement and plan of merger (the “Merger Agreement”) with XPO Logistics, Inc., a Delaware corporation (“XPO”), and Acquisition Sub, Inc., a Tennessee corporation and an indirect wholly-owned subsidiary of XPO (“Merger Subsidiary”), providing for the acquisition of Pacer by XPO. Pursuant to the terms of Merger Agreement, Merger Subsidiary will be merged with and into Pacer (the “Merger”), with Pacer continuing as the surviving corporation and an indirect wholly-owned subsidiary of XPO.

Pursuant to the terms of the Merger Agreement and subject to the conditions thereof, at the effective time of the Merger, each outstanding share of common stock of Pacer, par value $0.01 per share (the “Pacer Common Stock”), will be converted into the right to receive (1) $6.00 in cash (the “Per Share Cash Consideration”) and (2) subject to the limitations in the following sentence, a fraction (the “Exchange Ratio”) of a share of XPO common stock, par value $0.001 per share (the “XPO Common Stock”), equal to $3.00 divided by the volume-weighted average price per share of XPO Common Stock for the last 10 trading days prior to the closing date (such average, the “VWAP,” and, such cash and stock consideration together, the “Merger Consideration”). For the purpose of calculating the Exchange Ratio, the VWAP may not be less than $23.12 per share or greater than $32.94 per share. If the VWAP for purposes of the Exchange Ratio calculation is less than or equal to $23.12 per share, then the Exchange Ratio will be fixed at 0.1298 of a share of XPO Common Stock. If the VWAP for purposes of the Exchange Ratio calculation is greater than or equal to $32.94 per share, then the Exchange Ratio will be fixed at 0.0911 of a share of XPO Common Stock.

Pursuant to the terms of the Merger Agreement, all vested and unvested Pacer options outstanding at the effective time of the Merger will be settled in cash based on the value of the Merger Consideration, less applicable taxes required to be withheld. In addition, all Pacer restricted stock, and all vested and unvested Pacer restricted stock units and performance units outstanding at the effective time of the Merger will be converted into the right to receive the Merger Consideration, less applicable taxes required to be withheld.

In the Merger Agreement, Pacer has agreed, among other things, (1) to conduct its business in the ordinary course during the period between the execution of the Merger Agreement and the consummation of the Merger; (2) subject to certain customary exceptions set forth in the Merger Agreement, to convene and hold a meeting of its shareholders to consider and vote upon the Merger; and (3) not to solicit alternative acquisition proposals and to certain restrictions on its ability to respond to any such proposals. XPO has agreed to various customary covenants and agreements, including not taking certain actions during the period between the execution of the Merger Agreement and the consummation of the Merger. The Merger Agreement also contains customary representations, warranties and covenants of Pacer, XPO and Merger Subsidiary.

The completion of the Merger is subject to customary closing conditions, including approval of the Merger by a majority of the outstanding shares of Pacer Common Stock and antitrust approval. XPO’s and Merger Subsidiary’s obligations to consummate the Merger are not subject to any condition related to the availability of financing.

The Merger Agreement also contains customary termination rights for Pacer and XPO. Upon termination of the Merger Agreement under specified circumstances, Pacer may be required to pay XPO a termination fee of $12,400,000. In addition, upon termination of the Merger Agreement by either party for breach of the other party’s representations or covenants such that a condition to closing cannot be satisfied, the breaching party is required to pay the non-breaching party an expense reimbursement of $5,000,000. Upon termination of the Merger Agreement by either party if Pacer’s shareholders do not vote in favor of the Merger, Pacer is required to pay XPO an expense reimbursement of $3,000,000.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the actual terms of the Merger Agreement, a copy of which is attached hereto as Exhibit 2.1 and incorporated herein by reference. The Merger Agreement has been included to provide investors with information regarding its terms and is not intended to provide any financial or other factual information about Pacer or XPO. In particular, the representations, warranties and covenants contained in the Merger Agreement (1) were made only for purposes of that agreement and as of specific dates, (2) were solely for the benefit of the parties to the Merger Agreement, (3) may be subject to limitations agreed upon by the parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing those matters as facts and (4) may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in public disclosures by XPO or Pacer. Accordingly, investors should read the representations and warranties in the Merger Agreement not in isolation but only in conjunction with the other information about XPO or Pacer and their respective subsidiaries that the respective companies include in reports, statements and other filings they make with the U.S. Securities and Exchange Commission.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

As a condition to entering into the Merger Agreement, XPO required certain executives of Pacer, including Messrs. Avramovich, Hafferty, Noonan and Killea, to enter into amendments to their employment agreements with Pacer that will become effective upon (and only upon) the Effective Time (as defined in the Merger Agreement) of the Merger. XPO is also a party to the employment agreement amendments. The employment agreement amendments provide for the following: (i) a fixed term of employment through December 31, 2016, subject to earlier termination in accordance with the terms of the employment agreement as so amended; (ii) the expiration on December 31, 2016 of severance benefits payable by Pacer to the executive under the current employment agreement between Pacer and the executive; (iii) the termination and forfeiture of the executive’s enhanced severance benefits payable by Pacer following a change in control pursuant to the existing Supplemental Severance Benefit Letter between Pacer and the executive; (iv) the extension of the executive’s non-competition and non-solicitation covenants in favor of Pacer and its affiliates to the later of December 31, 2016, or one year from the effective date of the termination of the executive’s employment with Pacer for any reason (except that, in the case of Mr. Noonan, such extension is for (a) one year from the effective date of the termination of his employment with Pacer for any reason if such termination occurs on or prior to December 31, 2016, or (b) six months from the effective date of the termination of his employment with Pacer for any reason if such termination occurs after December 31, 2016); (v) the executive’s investment at the Effective Time in shares of common stock of XPO with an aggregate value at the Effective Time equal to 50% of the after-tax value of the amounts received by the executive with respect to the executive’s Company Options, Restricted Shares, Restricted Stock Units and Performance Stock Units (each as defined in the Merger Agreement) outstanding immediately prior to the Effective Time pursuant to Section 2.3 of the Merger Agreement (the “Equity Rollover Amount”), and the executive’s retention of one-half of such shares until the first anniversary of the Effective Time and the other half of such shares until the second anniversary of the Effective Time; (vi) the grant by XPO to the executive of restricted stock units under XPO’s Amended and Restated 2011 Omnibus Incentive Compensation Plan with an aggregate fair market value at the Effective Time equal to 50% of the value of the base salary continuation severance benefit that the executive would otherwise have been entitled to receive under his Supplemental Severance Benefit Letter, with such restricted stock units vesting 25% at the Effective Time and 25% on each of December 31, 2014, 2015 and 2016, and being subject to a retention period ending on December 31, 2016; (vii) the grant by XPO to the executive of additional restricted stock units under XPO’s Amended and Restated 2011 Omnibus Incentive Compensation Plan with an aggregate fair market value at the Effective Time equal to 50% of the Equity Rollover Amount, with such additional restricted stock units vesting 33.4% on the first anniversary of the Effective Date and 33.3% on each of the second and third anniversaries of the Effective Date, and being subject to a retention period ending on the third anniversary of the Effective Date; and (viii) the accelerated vesting of all XPO restricted stock units upon the occurrence of a “change of control” of XPO while the executive is still employed by XPO or upon the executive’s death or “disability” (each as defined in XPO’s 2011 Omnibus Incentive Compensation Plan).

The foregoing summary is qualified by the terms of the employment agreement amendment substantially in the form filed as Exhibit 10.1 herewith.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated January 5, 2014, by and among Pacer International, Inc., XPO Logistics, Inc. and Acquisition Sub, Inc.†

10.1	Form of Employment Agreement Amendment by and among Pacer International, Inc., XPO Logistics, Inc. and each executive.

†	Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. XPO hereby undertakes to furnish supplementally copies of any of the omitted schedules upon request by the U.S. Securities and Exchange Commission.

Additional Information

In connection with the Merger, XPO will file with the U.S. Securities and Exchange Commission (the “SEC”) a Registration Statement on Form S-4 that will include a Proxy Statement of Pacer and a Prospectus of XPO, as well as other relevant documents concerning the proposed transaction. XPO AND PACER SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT / PROSPECTUS REGARDING THE MERGER WHEN IT BECOMES AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER, PACER AND XPO. Investors and shareholders may obtain copies of these documents (when they are available) and other documents filed with the SEC at the SEC’s web site at www.sec.gov. Investors and shareholders may also obtain, free of charge, copies of these documents filed with the SEC by XPO through the investor relations page on XPO’s corporate website at www.xpocorporate.com or by contacting XPO Logistics, Inc. at Five Greenwich Office Park, Greenwich, CT 06831, Attention: Investor Relations. In addition, investors and shareholders may also obtain, free of charge, copies of these documents filed with the SEC by Pacer through the investor relations page on Pacer’s corporate website at www.pacer.com or by contacting Pacer International, Inc. at 6805 Perimeter Drive Dublin, OH 43016, Attention: Investor Relations.

Participants in Solicitation

XPO, Pacer and their respective executive officers and directors may be deemed to be participants in the solicitation of proxies from Pacer shareholders with respect to the proposed Merger. Information about XPO’s executive officers and directors is available in XPO’s proxy statement on Schedule 14A for its 2013 annual meeting of shareholders, filed with the SEC on April 27, 2013. Information about (1) Pacer’s executive officers and directors is set forth in Pacer’s Annual Report on Form 10-K filed with the SEC on February 8, 2013 and (2) their ownership of the Pacer shares is set forth in Pacer’s proxy statement on Schedule 14A filed with the SEC on March 13, 2013. Investors and shareholders may obtain more detailed information regarding the direct and indirect interests of XPO, Pacer and their respective executive officers and directors in the proposed Merger by reading Proxy Statement/Prospectus regarding the Merger when it becomes available. Copies of these documents may be obtained, free of charge, as described above. This document shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Forward Looking Statements

This document includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact are, or may be deemed to be, forward-looking statements. In some cases, forward-looking statements can be identified by the use of forward-looking terms such as “anticipate,” “estimate,” “believe,” “continue,” “could,” “intend,” “may,” “plan,” “potential,” “predict,” “should,” “will,” “expect,” “objective,” “projection,” “forecast,” “goal,” “guidance,” “outlook,” “effort,” “target” or the negative of these terms or other comparable terms. However, the absence of these words does not mean that the statements are not forward-looking. These forward-looking statements are based on certain assumptions and analyses made by us in light of our experience and our perception of historical trends, current conditions and expected future developments, as well as other factors we believe are appropriate in the circumstances.

These forward-looking statements are subject to known and unknown risks, uncertainties and assumptions that may cause actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. Factors that might cause or contribute to a material difference include, but are not limited to, those discussed in XPO’s and Pacer’s filings with the SEC and the following: economic conditions generally; competition; XPO’s ability to find suitable acquisition candidates and execute its acquisition strategy; the expected impact of the acquisition of Pacer, including the expected impact on XPO’s results of operations; the ability to obtain the requisite regulatory approvals, Pacer shareholder approval and the satisfaction of other conditions to consummation of the transaction; the ability to realize anticipated synergies and cost savings; XPO’s ability to raise debt and equity capital; XPO’s ability to attract and retain key employees to execute its growth strategy, including retention of Pacer’s management team; litigation, including litigation related to misclassification of independent contractors; the ability to develop and implement a suitable information technology system; the ability to maintain positive relationships with XPO’s network of third-party transportation providers; the ability to retain XPO’s and Pacer’s largest customers; XPO’s ability to successfully integrate Pacer and other acquired businesses; and governmental regulation. All forward-looking statements set forth in this document are qualified by these cautionary statements and there can be no assurance that the actual results or developments anticipated will be realized or, even if substantially realized, that they will have the expected consequences to, or effects on, XPO, Pacer or their respective businesses or operations. Forward-looking statements set forth in this document speak only as of the date hereof, and neither XPO nor Pacer undertake any obligation to update forward-looking statements to reflect subsequent events or circumstances, changes in expectations or the occurrence of unanticipated events except to the extent required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PACER INTERNATIONAL, INC.
A Tennessee Corporation

Dated: January 6, 2014	By:	/s/ John J. Hafferty
Executive Vice President and Chief
Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated January 5, 2014, by and among Pacer International, Inc., XPO Logistics, Inc. and Acquisition Sub, Inc. †

10.1	Form of Employment Agreement Amendment by and among Pacer International, Inc., XPO Logistics, Inc. and each executive.

†	Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. XPO hereby undertakes to furnish supplementally copies of any of the omitted schedules upon request by the U.S. Securities and Exchange Commission.